Exhibit 21
LIST OF SUBSIDIARIES OF EQUITY RESIDENTIAL

Entity

1	1145 Acquisition , LLC
2	402 WEST 38TH STREET CORP
3	722 W KENNEDY LLC
4	ALTA PACIFIC, LLC
5	AMBERTON APARTMENTS, LLC
6	AMBERWOODS APTS OF BARTOW COUNTY, LTD
7	ANE ASSOCIATES, LLC
8	ARGUS LAND COMPANY, INC.
9	ARTERY NORTHAMPTON LIMITED PARTNERSHIP
10	AVON PLACE ASSOCIATES, LLC
11	BALATON CONDOMINIUM ASSOCIATION
12	BALATON CONDOMINIUM, LLC
13	BARCELONA CONDOMINIUM, LLC
14	BARRINGTON APTS OF BEDFORD, LTD
15	BEL APARTMENT PROPERTIES TRUST
16	BEL COMMUNITIES PROPERTY TRUST
17	BEL MULTIFAMILY PROPERTY TRUST
18	BEL MULTIFAMILY, LLC
19	BEL RESIDENTIAL PROPERTIES TRUST
20	BEL-APT, L.L.C.
21	BEL-COMMUNITIES, LLC
22	BEL-EQR I LIMITED PARNTERSHIP
23	BEL-EQR I, L.L.C.
24	BEL-EQR II LIMITED PARNTERSHIP
25	BEL-EQR II, L.L.C.
26	BEL-EQR III, LIMITED PARTNERSHIP
27	BEL-EQR III, LLC
28	BEL-EQR IV, LIMITED PARTNERSHIP
29	BEL-EQR IV, LLC
30	BEL-EQR NORTHLAKE GP, LLC
31	BEL-RES, L.L.C.
32	BRIDGE POINT APTS, LTD
33	BROOKSIDE PLACE ASSOCIATES, L.P.
34	BROOKSIDE PLACE G.P. CORP.
35	BUENA VISTA PLACE ASSOCIATES
36	CAMELLIA COURT APARTMENTS OF COLUMBUS II, LTD
37	CANTERBURY APARTMENTS, LLC
38	CANYON CREEK VILLAGE ASSOCIATES, L.P.
39	CANYON CREEK VILLAGE G.P. CORP.
40	CAPREIT Arbor Glen L.P.
41	CAPREIT Woodcrest Villa L.P.
42	CARDINAL APTS SERVICES, INC.
43	CARDINAL ASSOCIATES CENTRAL MANAGEMENT
44	CARDINAL DIVERSIFIED PROPERTIES
45	CARDINAL DIVERSIFIED PROPERTIES I, LIMITED PARTNERSHIP
46	CARDINAL E.P. LIMITED PARTNERSHIP
47	CARDINAL GP XII CORP
48	CARDINAL GP XVI CORP
49	CARDINAL IND OF FLORDIA SERVICES CORP
50	CARDINAL INDUSTRIES INCOME PROPERTIES I, LIMITED PARTNERSHIP
51	CARDINAL INDUSTRIES INCOME PROPERTIES II, LIMITED PARTNERSHIP
52	CARDINAL INDUSTRIES SERVICES CORPORATION
53	CARLETON COURT APTS OF ANN ARBOR, LTD
54	CENTERPOINT APARTMENT ASSOC, LTD
55	CHINATOWN GATEWAY, LLC
56	CLEARVIEW APARTMENTS OF GREENWOOD, LTD.
57	COBBLESTONE VILLAGE COMMUNITY RENTALS, L.P.
58	COBBLESTONE VILLAGE G.P. CORP.
59	CORPORATE STAY INTERNATIONAL, INC.
60	COUNTRY CLUB ASSOCIATES LIMITED PARTNERSHIP
61	COUNTRY CLUB CONDOMINIUM, LLC
62	COUNTRY OAKS ASSOCIATES, L.P.
63	COUNTRY OAKS G.P. CORP.
64	COUNTRY RIDGE GENERAL PARTNERSHIP
65	COVE INVESTMENTS, LLC

Entity

66	CRC, LLC
67	CRICO of Fountain Place, L.P.
68	CRICO of James Street Crossing, L.P.
69	CRICO of Ocean Walk, L.P.
70	CRP SERVICE COMPANY, LLC
71	CRSI SPV 103, INC.
72	CRSI SPV 1996 PW2, INC.
73	CRSI SPV 1996 PW3, INC.
74	CRSI SPV 30231, LLC
75	CRSI SPV 35, LLC
76	CRSI SPV 52, LLC
77	CRSI SPV 59, LLC
78	CRSI SPV 95, INC.
79	CRSI SPV 96, LLC
80	DEERFIELD ASSOCIATES, L.P.
81	DEERFIELD G.P. CORP.
82	DEL REY II, LLC
83	DUXFORD, LLC
84	EC-ALAMENDA RANCH, LLC
85	EC-ARRINGTON PLACE, LLC (f.k.a EC-EMERALD HILLS, LLC)
86	EC-AZURE CREEK, LLC
87	EC-BELLA VISTA, LLC
88	EC-BELLE ARTS, LLC
89	EC-BORDEAUX, LLC
90	EC-BRAEWOOD, LLC
91	EC-Crosspointe, LLC
92	EC-DANIA BEACH CLUB, LLC (f.k.a. EC-SHERIDAN LAKE, LLC)
93	EC-ELLIOTT, LLC
94	EC-FAIRWAY GREENS, LLC
95	EC-FIFTH AVENUE NORTH, LLC
96	EC-GRAND MARQUIS, LLC (FKA EC-GRAND CANAL, LLC)
97	ECH-GFR, INC. (FKA GLOBE FURNITURE RENTALS, INC.)
98	EC-MAGNUSON POINTE, LLC
99	EC-MILANO TERRACE, LLC
100	EC-Mission Verde, LLC
101	EC-Mission Verde, LP
102	EC-PACIFIC COVE, LLC
103	EC-PARK BLOOMINGDALE, LLC
104	EC-REGENCY PARK, LLC
105	EC-RIVIERA PALMS, LLC
106	EC-SAGE, LLC (f.k.a. EC-SIENNA, LLC)
107	EC-SOUTH PALM PLACE, LLC
108	EC-STERLING HEIGHTS, LLC
109	EC-TIMBER RIDGE, LLC
110	EC-TUSCANY VILLAS, LLC
111	EC-VENETIAN II LLC
112	EDGEWATER COMMUNITY RENTALS, L.P.
113	EDGEWATER G.P. CORP.
114	E-LODGE ASSOCIATES LIMITED PARTNERSHIP
115	EQR (1999) HAMPDEN TOWN CENTER, LLC
116	EQR (1999) HOMESTEAD, LLC (FKA EQR/LEGACY PARTNERS 1999 HOMESTEAD, LLC)
117	EQR (1999) MASTER LLC (FKA EQR/LEGACY PARTNERS 1999 MASTER, LLC)
118	EQR (1999) TOWERS LLC (FKA EQR/LEGACY PARTNERS 1999 TOWER, LLC)
119	EQR (1999) WARNER RIDGE LLC (FKA EQR/LEGACY PARTNERS 1999 WARNER RIDGE, LLC)
120	EQR (1999) WARNER RIDGE PHASE III LLC (FKA EQR/LEGACY PARTNERS 1999 WR III, LLC)
121	EQR- MR MCCASLIN RIVERHILL, LLC
122	EQR NO. FOUR MASTER LP (FKA: EQR/LINCOLN NO. FOUR MASTER LP)
123	EQR NO. ONE MASTER LP (FKA: EQR/LINCOLN NO. ONE MASTER LP)
124	EQR NO. THREE MASTER LP (FKA: EQR/LINCOLN NO. THREE MASTER LP)
125	EQR NO. TWO MASTER LP (FKA: EQR/LINCOLN NO. TWO MASTER LP)
126	EQR ON FOURTH, LLC
127	EQR/CRICO GP, LLC
128	EQR/KB CALIFORNIA RCI, LLC
129	EQR/KB CALIFORNIA RCI, LLC
130	EQR/LINCOLN FORT LEWIS COMMUNITIES, LLC
131	EQR/LINCOLN FT. LEWIS COMMUNITIES, LLC
132	EQR/Lincoln RCI Southeast LLC
133	EQR-140 RIVERSIDE A, LLC
134	EQR-140 RIVERSIDE B, LLC

Entity

135	EQR-140 RIVERSIDE C, LLC
136	EQR-140 RIVERSIDE D, LLC
137	EQR-140 RIVERSIDE E, LLC
138	EQR-140 RIVERSIDE F, LLC
139	EQR-140 RIVERSIDE, LLC
140	EQR-160 RIVERSIDE A, LLC
141	EQR-160 RIVERSIDE B, LLC
142	EQR-160 RIVERSIDE C, LLC
143	EQR-160 RIVERSIDE D, LLC
144	EQR-160 RIVERSIDE E, LLC
145	EQR-160 RIVERSIDE F, LLC
146	EQR-160 RIVERSIDE G, LLC
147	EQR-160 RIVERSIDE H, LLC
148	EQR-160 RIVERSIDE I, LLC
149	EQR-180 RIVERSIDE A, LLC
150	EQR-180 RIVERSIDE B, LLC
151	EQR-180 RIVERSIDE C, LLC
152	EQR-180 RIVERSIDE D, LLC
153	EQR-180 RIVERSIDE E, LLC
154	EQR-180 RIVERSIDE F, LLC
155	EQR-180 RIVERSIDE G, LLC
156	EQR-180 RIVERSIDE H, LLC
157	EQR-228 WEST 71ST, LLC
158	EQR-41 WEST 86TH, LLC
159	EQR-50 WEST 77TH, LLC
160	EQR-600 WASHINGTON, LLC
161	EQR-71 BROADWAY A, LLC
162	EQR-71 BROADWAY B, LLC
163	EQR-71 BROADWAY C, LLC
164	EQR-71 BROADWAY D, LLC
165	EQR-71 BROADWAY E, LLC
166	EQR-71 BROADWAY F, LLC
167	EQR-740 RIVER DRIVE, LLC
168	EQR-ACADEMY VILLAGE SPE, LLC
169	EQR-ACADEMY VILLAGE, LLC
170	EQR-ACTION BERKELEY, LLC
171	EQR-ACTION BERKELEY, LP
172	EQR-ALAFAYA EXCHANGE, LLC
173	EQR-ALAFAYA, LLC
174	EQR-ALEXAN TERRACE, LLC
175	EQR-ALEXANDRIA (FKA: EQR-LINCOLN ALEXANDRIA, LLC)
176	EQR-ALEXANDRIA ORLANDO, LLC
177	EQR-ALTA CREST, LLC
178	EQR-ARBORS FINANCING, LP
179	EQR-ARDEN VILLAS, L.L.C.
180	EQR-ARIZONA, L.L.C.
181	EQR-ARTCAPLOAN, L.L.C.
182	EQR-ARTECH BERKELEY, LLC
183	EQR-ARTECH BERKELEY, LP
184	EQR-AUTUMN RIVER, LLC
185	EQR-AVANTI, LLC
186	EQR-AVANTI, LP
187	EQR-BACHENHEIMER BERKELEY, LLC
188	EQR-BACHENHEIMER BERKELEY, LP
189	EQR-BARRINGTON, LLC
190	EQR-BELLAGIO, LLC
191	EQR-BELLEVUE MEADOW GP LP
192	EQR-BELLEVUE MEADOW LP
193	EQR-BENEVA PLACE, INC.
194	EQR-BENEVA PLACE, LLC
195	EQR-BERKLEYAN BERKELEY, LLC
196	EQR-BERKLEYAN BERKELEY, LP
197	EQR-BOND PARTNERSHIP
198	EQR-BOYNTON I, LLC
199	EQR-BOYNTON II, LLC
200	EQR-BRADLEY PARK, LLC
201	EQR-BRAINTREE, LLC
202	EQR-BRAMBLEWOOD GP LP
203	EQR-BRAMBLEWOOD LP

Entity

204	EQR-BRETON HAMMOCKS FINANCING LIMITED PARTNERSHIP
205	EQR-BRIARWOOD GP LP
206	EQR-BRIARWOOD LP
207	EQR-BROADWAY, LLC
208	EQR-BROOKDALE VILLAGE, LLC
209	EQR-BS FINANCING LIMITED PARTNERSHIP
210	EQR-CALIFORNIA EXCHANGE, LLC (FKA EQR-REGATTA, LLC)
211	EQR-CAPE HOUSE (PHASE 2), LLC
212	EQR-CAPE HOUSE I, LLC
213	EQR-CAPE HOUSE I, LP
214	EQR-CEDAR RIDGE GP, LLC
215	EQR-CEDAR RIDGE LP
216	EQR-CENTENNIAL COURT, LLC
217	EQR-CENTENNIAL TOWER, LLC
218	EQR-CHARDONNAY PARK, L.L.C.
219	EQR-CHASE KNOLLS LENDER, LLC
220	EQR-CHERRY CREEK TENNESSEE, LLC
221	EQR-CHERRY HILL, LLC
222	EQR-CHICKASAW CROSSING, INC.
223	EQR-CHICKASAW CROSSING, LLC
224	EQR-CHINATOWN GATEWAY, LLC
225	EQR-CHMV GP, LLC
226	EQR-CHMV GP, LP
227	EQR-CHURCH CORNER, LLC
228	EQR-CITRUS FALLS, LLC
229	EQR-COACHMAN TRAILS, LLC
230	EQR-CODELLE LIMITED PARTNERSHIP
231	EQR-CODELLE, LLC
232	EQR-CONNOR LIMITED PARTNERSHIP
233	EQR-CONNOR, LLC
234	EQR-COUNTRY CLUB LAKES, LLC
235	EQR-CREEKSIDE OAKS GENERAL PARTNERSHIP
236	EQR-CYPRESS LAKE, LLC
237	EQR-DEER CREEK, LLC
238	EQR-DISTRICT, LLC
239	EQR-DUBLIN I, LLC
240	EQR-DUBLIN WEST, LLC
241	EQR-DULLES, LLC
242	EQR-EAST 27TH STREET APARTMENT, LLC
243	EQR-EASTBRIDGE, LLC
244	EQR-EASTBRIDGE, LP
245	EQR-EMERALD PLACE FINANCING LIMITED PARTNERSHIP
246	EQR-ESSEX PLACE FINANCING LIMITED PARTNERSHIP
247	EQR-EXCHANGE, LLC
248	EQR-FAIRFAX CORNER II, LLC (FKA: ERP/Vistas-Fairfax Corner, LLC)
249	EQR-FAIRFAX CORNER, LLC
250	EQR-FAIRFIELD, LLC
251	EQR-FANCAP 2000A LIMITED PARTNERSHIP
252	EQR-FANCAP 2000A, LLC (d/b/a EQR-TENNESSEE LOAN PORTFOLIO, LLC)
253	EQR-FANKEY 2004 LIMITED PARTNERSHIP
254	EQR-FANKEY 2004, LLC
255	EQR-FANWELL 2007 GP, LLC
256	EQR-FANWELL 2007 LP
257	EQR-FERNBROOK, LLC
258	EQR-FIELDERS CROSSING GP, LLC
259	EQR-FIELDERS CROSSING LP
260	EQR-FINE ARTS BERKELEY, LLC
261	EQR-FINE ARTS BERKELEY, LP
262	EQR-FLATLANDS, LLC
263	EQR-FOURTH TOWNE CENTRE, LLC
264	EQR-GAIA BERKELEY, LLC
265	EQR-GAIA BERKELEY, LP
266	EQR-GALLERY, LLC
267	EQR-GALLERY, LP
268	EQR-GEORGIAN WOODS, LLC
269	EQR-GLENDALE, LLC
270	EQR-GRANDVIEW II GP, LP
271	EQR-GRANDVIEW II LP
272	EQR-GREENHAVEN GP LP

Entity

273	EQR-GREENHAVEN LP
274	EQR-HARBOR STEPS MEMBER, LLC
275	EQR-HARBOR STEPS, LLC
276	EQR-HERITAGE RIDGE, LLC
277	EQR-HERITAGE RIDGE, LP
278	EQR-HERNDON, LLC
279	EQR-HERONFIELD, LLC
280	EQR-HIGHLANDS RANCH, LLC
281	EQR-HILL CHAVEZ, LLC (FKA EQR-MARKS EAST, LLC)
282	EQR-HOLDING, LLC
283	EQR-HOLDING, LLC2
284	EQR-HUDSON CROSSING A, LLC
285	EQR-HUDSON CROSSING B, LLC
286	EQR-HUDSON CROSSING C, LLC
287	EQR-HUDSON CROSSING D, LLC
288	EQR-HUDSON CROSSING E, LLC
289	EQR-HUDSON POINTE, LLC (FKA: EQR-LINCOLN HUDSON POINTE, LLC)
290	EQR-IVORY WOOD, LLC
291	EQR-KINGS COLONY, LLC
292	EQR-LA TERRAZZA AT COLMA STATION GP, LLC
293	EQR-LA TERRAZZA AT COLMA STATION, LP
294	EQR-LAKE UNDERHILL, LLC
295	EQR-LAKESHORE AT PRESTON LLC
296	EQR-LAKEWOOD GREENS GP, LLC
297	EQR-LAKEWOOD GREENS LP
298	EQR-LAWRENCE, LLC
299	EQR-LEXFORD LENDER, LLC
300	EQR-LEXINGTON FARM, LLC
301	EQR-LEXINGTON FARM, LLC
302	EQR-LINCOLN BRAINTREE, LLC
303	EQR-LINCOLN GREEN, LLC
304	EQR-LINCOLN VILLAGE (CA) I GP LP
305	EQR-LINCOLN VILLAGE (CA) I LP
306	EQR-LINCOLN VILLAGE (CA) II GP LP
307	EQR-LINCOLN VILLAGE (CA) II LP
308	EQR-LINDBERGH PLACE, LLC
309	EQR-LODGE (OK) GP LIMITED PARTNERSHIP
310	EQR-LOMBARD, LLC (FKA LINCOLN LOMBARD, LLC)
311	EQR-LOUDOUN, LLC (FKA: EQR-LINCOLN LOUDOUN, LLC)
312	EQR-LPC URBAN RENEWAL NORTH PIER, LLC
313	EQR-MARINA BAY APARTMENTS, LLC
314	EQR-MARINA BAY, LLC (FKA: EQR-LINCOLN MARINA BAY, LLC)
315	EQR-MARKS A, L.L.C.
316	EQR-MARKS B, L.L.C.
317	EQR-MARKS WEST, LLC
318	EQR-MARTINS LANDING, LLC
319	EQR-MET CA FINANCING LIMITED PARTNERSHIP
320	EQR-MET FINANCING, LP
321	EQR-MHL MCCASLIN HIDDEN LAKES, LLC
322	EQR-MILL CREEK II, LLC
323	EQR-MILL CREEK, LLC
324	EQR-MIRAMAR LAKES, LLC
325	EQR-MISSION HILLS, LLC
326	EQR-MISSIONS AT SUNBOW, LLC
327	EQR-MISSOURI, L.L.C.
328	EQR-MLP 1, LLC
329	EQR-MLP 2, LLC
330	EQR-MLP 3, LLC
331	EQR-MLP 4, LLC
332	EQR-MLTA APARTMENTS, LLC
333	EQR-MONTCLAIR RESERVE, LLC
334	EQR-MONTCLAIR, LLC
335	EQR-MONTE VIEJO, LLC
336	EQR-MONTERRA, LLC
337	EQR-MOSAIC, LLC
338	EQR-MOUNTAIN SHADOWS GP LP
339	EQR-MOUNTAIN SHADOWS LP
340	EQR-NEW LLC
341	EQR-NEW LLC2

Entity

342	EQR-NEW LLC3
343	EQR-NORTH CREEK, LLC
344	EQR-NORTH HILL, L.L.C.
345	EQR-NORTH PIER, LLC (FKA: EQR-LINCOLN NORTH PIER, LLC)
346	EQR-OAK MILL, LLC
347	EQR-OAK, LLC
348	EQR-OVERLOOK MANOR II, LLC
349	EQR-PALM HARBOR, LLC
350	EQR-PALM TRACE LANDING, LLC
351	EQR-PARC VUE, LLC
352	EQR-PARKSIDE II, LP
353	EQR-PARKSIDE, GP LP
354	EQR-PARKSIDE, LP
355	EQR-PEACHTREE A, LLC
356	EQR-PEACHTREE B, LLC
357	EQR-PEACHTREE, LLC (FKA: EQR-LINCOLN PEACHTREE, LLC)
358	EQR-PEMBROKE BAY, LLC
359	EQR-PERIMETER CENTER, LLC (FKA: EQR-LINCOLN PERIMETER CENTER, LLC)
360	EQR-PHIPPS, LLC
361	EQR-PIEDMONT, LLC (FKA: EQR-LINCOLN PIEDMONT, LLC)
362	EQR-PINETREE/WESTBROOKE, LLC
363	EQR-PLANTATION, L.L.C.
364	EQR-PRIME, LLC
365	EQR-PROMENADE TERRACE GP, LLC
366	EQR-PROMENADE TERRACE LP
367	EQR-PROSPECT TOWERS PHASE II LLC
368	EQR-QRS HIGHLINE OAKS, INC
369	EQR-Ranch at Fossil Creek, L.L.C.
370	EQR-Ranch at Fossil Creek, L.P.
371	EQR-REDMOND RIDGE, LLC
372	EQR-REDMOND WAY, LLC
373	EQR-REHAB MASTER GP, LLC
374	EQR-RETAIL MARKS, LLC
375	EQR-RID SP,LLC
376	EQR-RIVEROAKS, LLC
377	EQR-RIVERSIDE CORP.
378	EQR-RIVERSIDE MARKET, LLC
379	EQR-RIVERVIEW CONDOS, LLC
380	EQR-RIVERWALK, LLC
381	EQR-S & T, LLC
382	EQR-SABLE PALM AT LAKE BUENA VISTA, INC.
383	EQR-SABLE PALM AT LAKE BUENA VISTA, LLC
384	EQR-SANDSTONE LP
385	EQR-SCAKRBOROUGH SQUARE, LLC
386	EQR-SHADOW CREEK, LLC
387	EQR-SIENA TERRACE, LLC
388	EQR-SKYLINE TOWERS, LLC
389	EQR-SMOKETREE, LLC
390	EQR-SONTERRA AT FOOTHILLS RANCH LP
391	EQR-SOUTH PLAINFIELD I, LP
392	EQR-SOUTH PLAINFIELD, LLC
393	EQR-SOUTHWOOD GP LP
394	EQR-SOUTHWOOD LP
395	EQR-SOUTHWOOD LP I LP
396	EQR-SOUTHWOOD LP II LP
397	EQR-STONELAKE GP, LLC
398	EQR-STONELAKE, LP
399	EQR-STONELEIGH A, LLC
400	EQR-STONELEIGH B, LLC
401	EQR-STONEY RIDGE SPE, LLC
402	EQR-STONEY RIDGE, LLC
403	EQR-STONEYBROOK, LLC
404	EQR-SUERTE, LLC
405	EQR-SUMMER CREEK, LLC
406	EQR-SUMMERWOOD GP LP
407	EQR-SUMMERWOOD LP
408	EQR-SURREY DOWNS LP LP
409	EQR-SWN LINE FINANCING LIMITED PARTNERSHIP
410	EQR-TALLEYRAND, LLC

Entity

411	EQR-TBERRY ISLE, LP
412	EQR-TERESINA, LLC
413	EQR-TERESINA, LP
414	EQR-THE CARLYLE, LLC
415	EQR-THE CARLYLE, LP
416	EQR-THE LAKES AT VININGS, LLC
417	EQR-THE OAKS, LLC
418	EQR-THE PALMS, LLC
419	EQR-THE RETREAT, LLC
420	EQR-THE RIDGE, LLC
421	EQR-THE WATERFORD AT DEERWOOD, INC.
422	EQR-THE WATERFORD AT DEERWOOD, LLC
423	EQR-THE WATERFORD AT ORANGE PARK, INC.
424	EQR-THE WATERFORD AT ORANGE PARK, LLC
425	EQR-THE WATERFORD AT REGENCY, INC.
426	EQR-THE WATERFORD AT REGENCY, LLC
427	EQR-TOURIEL BERKELEY, LLC
428	EQR-TOURIEL BERKELEY, LP
429	EQR-TOWN CENTER, LLC
430	EQR-TOWNHOMES OF MEADOWBROOK, LLC
431	EQR-TRAILS AT DOMINION GENERAL PARTNERSHIP
432	EQR-TURNBERRY, LLC
433	EQR-TURTLE RUN, LLC
434	EQR-UPTOWN SQUARE, LLC
435	EQR-URBAN RENEWAL 77 HUDSON STREET, LLC
436	EQR-URBAN RENEWAL JERSEY CITY, LLC (FKA EQR-LINCOLN URBAN RENEWAL JERSEY CITY, LLC)
437	EQR-UWAJIMAYA VILLAGE, LLC
438	EQR-VALENCIA, LLC (AKA EQR-PORTOFINO, LLC)
439	EQR-VICTOR, LLC
440	EQR-VICTOR, LP
441	EQR-VIEW POINTE, LLC
442	EQR-VILLA LONG BEACH, LLC
443	EQR-VILLA SERENAS SUCCESSOR BORROWER, LLC
444	EQR-VILLAGE OAKS, LLC
445	EQR-VILLAS OF JOSEY RANCH GP, LLC
446	EQR-VILLAS OF JOSEY RANCH, LLC
447	EQR-VININGS AT ASHLEY LAKE, L.L.C.
448	EQR-VINTAGE I, LLC
449	EQR-VINTAGE II, LLC
450	EQR-VIRGINIA, L.L.C.
451	EQR-WARWICK, L.L.C.
452	EQR-WATERFALL, L.L.C.
453	EQR-WATERFORD PLACE, LLC
454	EQR-WATERMARKE I, LLC
455	EQR-WATERMARKE II, LLC
456	EQR-WATERSIDE, LLC
457	EQR-WATERWAYS, LLC
458	EQR-WATSON G.P.
459	EQR-WELLINGTON GREEN, LLC
460	EQR-WEST COAST PORTFOLIO GP, LLC
461	EQR-WESTFIELD VILLAGE, LLC
462	EQR-WESTPORT, LLC (FKA: EQR-LINCOLN WESTPORT, LLC)
463	EQR-WHISPER CREEK, LLC
464	EQR-WIMBERLY APARTMENT HOMES, LLC
465	EQR-WIMBLEDON OAKS LLC
466	EQR-WINDEMERE, LLC
467	EQR-WINDSOR AT FAIR LAKES, LLC
468	EQR-WOOD FOREST, INC.
469	EQR-WOOD FOREST, LLC
470	EQR-WOODRIDGE I GP LP
471	EQR-WOODRIDGE I LP
472	EQR-WOODRIDGE II GP LP
473	EQR-WOODRIDGE II LP
474	EQR-WOODRIDGE III LP
475	EQR-WOODRIDGE, LLC
476	EQR-WYNDRIDGE II, L.L.C.
477	EQR-WYNDRIDGE III, L.L.C.
478	EQR-ZURICH, LLC (FKA: EQR-LINCOLN ZURICH, LLC)
479	EQUITY APARTMENT MANAGEMENT, LLC (AKA LEXFORD PROPERTIES MANAGEMENT, LLC)

Entity

480	EQUITY COMMUNITY FOUNDATION
481	EQUITY CORPORATE HOUSING HOLDING CO., INC. (FKA: GLOBE HOLDING CO., INC.)
482	EQUITY CORPORATE HOUSING, INC. (FKA:GLOBE BUSINESS RESOURCES, INC.)
483	EQUITY MARINA BAY PHASE II, LLC (FKA LINCOLN MARINA BAY PHASE II, LLC)
484	EQUITY RESIDENTIAL
485	EQUITY RESIDENTIAL CONDOMINIUMS, LLC
486	EQUITY RESIDENTIAL FOUNDATION (FKA Equity Community Foundation)
487	EQUITY RESIDENTIAL MANAGEMENT, LLC
488	EQUITY RESIDENTIAL MORTGAGE HOLDING CORPORATION
489	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP
490	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP II
491	EQUITY RESIDENTIAL PROPERTIES MANAGEMENT CORP PROTECTIVE TRUST
492	EQUITY RESIDENTIAL REIT SERVICES, INC.
493	EQUITY-LODGE VENTURE LTD.
494	ERP NEW ENGLAND PROGRAM, LLC
495	ERP OPERATING LIMITED PARTNERSHIP
496	ERP/LEXFORD GP LLC
497	ERP/LEXFORD LLC
498	ERP-NEW ENGLAND PROGRAM, LLC
499	ERP-QRS ARBORS, INC.
500	ERP-QRS BRETON HAMMOCKS, INC.
501	ERP-QRS BS, INC.
502	ERP-QRS CEDAR CREST, INC.
503	ERP-QRS CEDAR RIDGE, INC.
504	ERP-QRS COUNTRY CLUB I, INC.
505	ERP-QRS COUNTRY CLUB II, INC.
506	ERP-QRS COUNTRY RIDGE, INC.
507	ERP-QRS CPRT II, INC.
508	ERP-QRS CPRT, INC.
509	ERP-QRS CREEKSIDE OAKS, INC.
510	ERP-QRS EMERALD PLACE, INC.
511	ERP-QRS ESSEX PLACE, INC.
512	ERP-QRS FAIRFIELD, INC.
513	ERP-QRS FLATLANDS, INC.
514	ERP-QRS GEORGIAN WOODS ANNEX, INC.
515	ERP-QRS GLENLAKE CLUB, INC.
516	ERP-QRS GROVE L.P., INC.
517	ERP-QRS HARBOR POINTE, INC.
518	ERP-QRS HUNTER’S GLEN, INC.
519	ERP-QRS LINCOLN, INC.
520	ERP-QRS LODGE (OK), INC.
521	ERP-QRS MAGNUM, INC.
522	ERP-QRS MET CA, INC.
523	ERP-QRS NORTHAMPTON I, INC.
524	ERP-QRS SONTERRA AT FOOTHILLS RANCH, INC.
525	ERP-QRS SWN LINE, INC.
526	ERP-QRS TOWNE CENTRE III, INC.
527	ERP-QRS TOWNE CENTRE IV, INC.
528	ERP-SOUTHEAST PROPERTIES, LLC
529	ERR-MILLBROOK I, LLC
530	EVANS WITHYCOMBE FINANCE, L.P.
531	EVANS WITHYCOMBE MANAGEMENT INC.
532	EVANS WITHYCOMBE RESIDENTIAL LIMITED PARTNERSHIP
533	FEATHER RIVER COMMUNITY RENTALS, L.P.
534	FEATHER RIVER G.P. CORP.
535	FORT LEWIS COMMUNITIES, LLC
536	FORT LEWIS SPE, INC.
537	FOUR LAKES CONDOMINIUM II, LLC
538	FOUR LAKES CONDOMINIUM III, LLC
539	FOUR LAKES CONDOMINIUM IV, LLC
540	FOUR LAKES CONDOMINIUM V, LLC
541	FOUR LAKES CONDOMINIUM, LLC
542	FOUR LAKES II, LLC.
543	FOX RIDGE ASSOCIATES, L.P.
544	FOX RIDGE G.P. CORP.
545	FOXTON APTS OF SEYMOUR, LTD
546	FOXWOODBURG, LLC
547	GC CHAPARRAL ASSOC, LP
548	GC COUNTRY CLUB WOODS ASSOC, LP

Entity

549	GC COUNTRY CLUB WOODS, LP
550	GC GREENBRIAR ASSOC, LTD
551	GC GREENBRIAR, LP
552	GC HESSIAN HILLS ASSOC, LP
553	GC HESSIAN HILLS, LP
554	GC HIGH RIVER ASSOC, LP
555	GC HIGH RIVER, LP
556	GC PEMBROKE ASSOC, LP
557	GC SOUTHEAST PARTNERS, LP
558	GC SPRING LAKE MANOR ASSOC, LP
559	GC SPRING LAKE MANOR, LP
560	GC THREE CHOPT WEST ASSOC, LP
561	GC THREE CHOPT WEST, LP
562	GC TOWN & COUNTRY/COUNTRY PLACE ASSOC, LP
563	GC TOWN & COUNTRY/COUNTRY PLACE, LP
564	GC TOWNHOUSE ASSOC, LP
565	GC TOWNHOUSE, LP
566	GC TWIN GATES EAST ASSOC, LP
567	GC TWIN GATES EAST, LP
568	GC WILL-O-WISP ARMS, LP
569	GC WILL-O-WISP ASSOC, LP
570	GEARY COURTYARD ASSOCIATES
571	GEORGIAN WOODS ANNEX ASSOCIATES
572	GLENLAKE CLUB L.P.
573	GPT 929 HOUSE, LLC
574	GPT ABINGTON GLEN, LLC
575	GPT ABINGTON LAND, LLC
576	GPT ACTON, LLC
577	GPT BRIAR KNOLL, LLC
578	GPT CC, LLC
579	GPT CEDAR GLEN, LLC
580	GPT CG, LLC
581	GPT CHESTNUT GLEN, LLC
582	GPT CONWAY COURT, LLC
583	GPT EAST HAVEN, LLC
584	GPT EAST PROVIDENCE, LLC
585	GPT ENFIELD, LLC
586	GPT FREEPORT, LLC
587	GPT GLEN GROVE, LLC
588	GPT GLEN MEADOW, LLC
589	GPT GOF II, LLC
590	GPT GOSNOLD GROVE, LLC
591	GPT GP III, LLC
592	GPT HERITAGE GREEN, LLC
593	GPT HG, LLC
594	GPT HIGHLAND GLEN, LLC
595	GPT HIGHMEADOW, LLC
596	GPT HILLTOP, LLC
597	GPT JACLEN TOWER, LLC
598	GPT LONGFELLOW GLEN, LLC
599	GPT LONGMEADOW ASSOCIATES, LLC
600	GPT NEHOIDEN GLEN, LLC
601	GPT NOONAN GLEN, LLC
602	GPT NORTON GLEN, LLC
603	GPT OLD MILL GLEN, LLC
604	GPT PHILLIPS PARK, LLC
605	GPT PLAINVILLE, LLC
606	GPT RG AMHERST, LLC
607	GPT RG FALL RIVER, LLC
608	GPT RG MILFORD, LLC
609	GPT RG, LLC
610	GPT RIBBON MILL, LLC
611	GPT ROCKINGHAM GLEN, LLC
612	GPT SHG, LLC
613	GPT STURBRIDGE, LLC
614	GPT SUMMER HILL GLEN, LLC
615	GPT TANGLEWOOD, LLC+B492
616	GPT WEBSTER GREEN, LLC
617	GPT WEST SPRINGFIELD, LLC

Entity

618	GPT WESTFIELD, LLC
619	GPT WESTWOOD GLEN, LLC
620	GPT WG, LLC
621	GPT WILG, LLC
622	GPT WILKENS GLEN, LLC
623	GPT WINCHESTER WOOD, LLC
624	GPT WINDSOR, LLC
625	GR CEDAR GLEN, LP
626	GR CONWAY COURT, LP
627	GR FARMINGTON SUMMIT, LLC
628	GR HIGHLAND GLEN, LP
629	GR NORTHEAST APARTMENT ASSOCIATES, LLC
630	GR ROCKINGHAM GLEN, LP
631	GR SUMMER HILL GLEN, LP
632	GR WEST HARTFORD CENTRE, LLC
633	GR WESTWOOD GLEN, LP
634	GR WESTWYND ASSOCIATES, LLC
635	GR WILKENS GLEN, LP
636	GRAN TREE CORPORTION
637	GRAND OASIS CONDOMINIUM, LLC
638	GREENGLEN ATPS OF WHEELERSBURG, LTD
639	GREENLEAF APARTMENTS, LTD
640	GREENTREE APARTMENTS LP
641	GR-HERITAGE COURT ASSOCIATES, LLC (FKA GR-HERITAGE COURT ASSOCIATES, LP)
642	GROVE DEVELOPMENT, LLC
643	GROVE OPERATING LP
644	GROVE ROCKY HILL, LLC
645	GUILFORD COMPANY, INC.
646	GUILFORD PARTNERS II
647	HESSIAN HILLS APARTMENT ASSOC, LTD
648	HICKORY MILL APTS OF HURRICANE, II, LTD
649	HIDDEN LAKE ASSOCIATES, L.P.
650	HIDDEN LAKE G.P. CORP.
651	HIGH RIVER ASSOC, LTD
652	HIGH RIVER PHASE I, LTD
653	HM 9th AVENUE, LLC
654	HUNTERS’S GLEN GENERAL PARTNERSHIP
655	HUNTINGTON, LLC
656	KINGSPORT APARTMENTS, LLC
657	LAKEVIEW COMMUNITY RENTALS, L.P.
658	LAKEVIEW G.P. CORP.
659	LAKEWOOD COMMUNITY RENTALS G.P. CORP.
660	LAKEWOOD COMMUNITY RENTALS, L.P.
661	LANDON LEGACY PARTNERS LIMITED
662	LANDON PRAIRIE CREEK PARTNERS LIMITED
663	LANTERN COVE ASSOCIATES, L.P.
664	LANTERN COVE G.P. CORP.
665	LENOX PLACE LP
666	LEXFORD GP II, LLC
667	LEXFORD GP XV, LLC
668	LEXFORD GP, LLC
669	LEXFORD GUILFORD GP, LLC
670	LEXFORD GUILFORD LP, LLC
671	LEXFORD GUILFORD, INC.
672	LEXFORD HIDDEN POINTE GP LLC
673	LEXFORD HIDDEN POINTE LP LLC
674	LEXFORD INDUSTRIES DEVELOPMENT, LLC
675	LEXFORD PARTNERS, LLC
676	LEXFORD PROPERTIES, LP
677	LINCOLN MAPLES ASSOCIATES, LLC
678	MCKINLEY HILLS PARTNERS-85,
679	MERIDAN GUILFORD BGP CORPORATION
680	MERIDAN GUILFORD CGP CORPORATION
681	MERIDAN GUILFORD NLPGP CORPORATION
682	MERIDAN GUILFORD PGP CORPORATION
683	MERRY LAND DOWNREIT I LP
684	MESA DEL OSO ASSOCIATES, L.P.
685	MESA DEL OSO G.P. CORP.
686	MOBILE APARTMENT ASSOC, LTD

Entity

687	MONTGOMERY REAL ESTATE INVESTORS, LTD
688	MONTROSE SQUARE APTS OF HILLSBORO, II LTD
689	MOULTRIE APTS, LTD
690	MULBERRY APTS OF HILLIARD, LTD
691	MULTIFAMILY PORTFOLIO GP LIMITED PARTNERSHIP
692	MULTIFAMILY PORTFOLIO LP LIMITED PARTNERSHIP
693	MULTIFAMILY PORTFOLIO PARTNERS, INC.
694	NHP HS FOUR, INC.
695	NINTH AVENUE AND 38TH STREET, LLC
696	NORTHRIDGE LAKES LP
697	NOVAWOOD APARTMENTS I, LTD.
698	NRL ASSOCIATES LP
699	OAK MILL II APARTMENTS, LLC
700	OAKS AT BAYMEADOWS ASSOCIATES
701	OAKS AT REGENCY ASSOCIATES
702	OAKWOOD VILLAGE APARTMENTS II, LTD
703	OLD REDWOODS, LLC
704	PALM SIDE APTS, LTD
705	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, II, LP
706	PARKWOOD VILLAGE APTS OF DOUGLASVILLE, LTD
707	PEMBROKE LAKE APARTMENT ASSOC, LTD
708	POINTE EAST CONDOMINIUM, LLC
709	PRESERVE CONDOMINIUM HOMES
710	QRS MARKS A, INC.
711	QRS MARKS B, INC.
712	QRS WARWICK, INC.
713	QRS-740 RIVER DRIVE, INC.
714	QRS-ARBORETUM, INC.
715	QRS-ARTCAPLOAN, INC.
716	QRS-BOND, INC.
717	QRS-CHARDONNAY PARK, INC
718	QRS-CODELLE, INC.
719	QRS-CONNOR, INC.
720	QRS-COVE, INC.
721	QRS-EMPLOYER, INC.
722	QRS-FANCAP 2000A, INC.B275
723	QRS-FERNBROOK, INC.
724	QRS-GREENTREE I, INC.
725	QRS-LLC, INC.
726	QRS-NORTH HILL, INC
727	QRS-SCARBOROUGH, INC.
728	QRS-SIENA TERRACE, INC.
729	QRS-SMOKETREE, INC.
730	QRS-SUMMIT CENTER, INC.
731	QRS-TOWERS AT PORTSIDE, INC.
732	QRS-TOWNHOMES OF MEADOWBROOK, INC.
733	QRS-VININGS AT ASHLEY LAKE, INC.
734	QRS-WATERFALL, INC.
735	RAMBLEWOOD APTS OF RICHMOND COUNTY, LTD
736	RAVENWOOD ASSOC, LTD
737	REDWOOD HOLLOW APTS OF SMYRNA, LTD
738	RESERVE SQUARE, INC.
739	RESIDENTIAL INSURANCE AGENCY, LLC (DE)
740	RESIDENTIAL INSURANCE AGENCY, LLC (OH)
741	RICHMOND APARTMENT ASSOC, LTD
742	RRC 57TH AVENUE LLC
743	SANDLEWOOD APTS OF ALEXANDRIA, LTD
744	SARASOTA BENEVA PLACE ASSOICATES, LTD.
745	SCARBOROUGH ASSOCIATES
746	SCHOONER BAY I ASSOCIATES, L.P.
747	SCHOONER BAY I G.P. CORP.
748	SCHOONER BAY II ASSOCIATES, L.P.
749	SCHOONER BAY II G.P. CORP.
750	SECOND COUNRTY CLUB ASSOCIATES LIMITED PARTNERSHIP
751	SECOND GEORGIAN WOODS LIMITED PARTNERSHIP
752	SECOND TOWNE CENTRE LP
753	SHANNON WOODS APTS OF UNION CITY, II, LTD
754	SHEFFIELD APARTMENTS, LLC
755	SOUTH SHORE ASSOCIATES, L.P.

Entity

756	SOUTH SHORE G.P. CORP.
757	SPRING LAKE MANOR ASSOC, LTD
758	SPRINGBROOK LAND, LLC
759	SPRINGTREE APTS, LTD
760	SQUAW PEAK CONDOMINIUM, LLC
761	SUGARTREE APTS, II, LTD
762	SUMMIT CENTER, LLC
763	SUMMIT PLACE, LLC
764	TANGLEWOOD APARTMENTS, LLC
765	THE CROSSINGS ASSOCIATES
766	THE FOUR LAKES CONDOMINIUM HOMES CONDOMINIUM
767	THE LANDINGS HOLDING COMPANY, LLC
768	THE LANDINGS URBAN RENEWAL COMPANY, LLC
769	THIRD TOWNE CENTRE LIMITED PARTNERSHIP
770	TIERRA ANTIGUA ASSOCIATES, L.P.
771	TIERRA ANTIGUA G.P. CORP.
772	TOWERS AT PORTSIDE URBAN RENEWAL COMPANY, LLC
773	TOWNHOUSE APARTMENT ASSOC, LTD
774	TWIN GATES APARTMENT ASSOC, LTD
775	VENETIAN CONDOMINIUM, LLC
776	VERONA CONDOMINIUM, LLC
777	VINTAGE ASSOCIATES
778	VISTA MONTANA PARK APARTMENTS, LLC
779	VISTA MONTANA PARK HOMES, LLC
780	WADLINGTON INVESTMENTS GENERAL PARTNERSHIP
781	WADLINGTON, INC.
782	WATERFIELD SQUARE I ASSOCIATES, L.P.
783	WATERFIELD SQUARE I G.P. CORP.
784	WATERFIELD SQUARE II ASSOCIATES, L.P.
785	WATERFIELD SQUARE II G.P. CORP.
786	WATERMARKE ASSOCIATES
787	WHARF HOLDING, LLC
788	WHRP, INC.
789	WILLOW BROOK ASSOCIATES, L.P.
790	WILLOW BROOK G.P. CORP.
791	WILLOW CREEK COMMUNITY RENTALS, L.P.
792	WILLOW CREEK G.P. CORP.
793	WILL-O-WISP ASSOC, LP
794	WILLOWOOD APTS OF TROTWOOD, LTD
795	WILLOWOOD EAST APTS OF INDIANAPOLIS, LTD
796	WINDSOR PLACE, LLC
797	WINTER PARK ASSOC, LP
798	WOOD FOREST ASSOCIATES
799	WOODCREST (AUGUSTA), LLC